Exhibit 99.1

*USE TO TENDER COCA-COLA HELLENIC ADS ONLY*

Letter of Transmittal

to offer to exchange each American Depositary Share,
each representing one ordinary share

of

Coca-Cola Hellenic Bottling Company S.A.

for

one American Depositary Share,
each representing one new ordinary share

of

Coca-Cola HBC AG

Pursuant to the Offer to Exchange / Prospectus

Dated                                , 2012 (as amended or supplemented)

THE DEADLINE FOR VALIDLY TENDERING AND WITHDRAWING COCA-COLA HELLENIC ADSs IN THE U.S. OFFER IS 5:00 P.M., NEW YORK CITY TIME, ON                                , 2013 (AS SUCH TIME AND DATE MAY BE EXTENDED, THE “ADS TENDER DEADLINE”), UNLESS THE U.S. OFFER IS EXTENDED.

The ADS Exchange Agent for the U.S. Offer is:

CITIBANK, N.A.

By Mail:	By Overnight Courier:
Citibank, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Citibank, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery to the ADS Exchange Agent. You must sign this Letter of Transmittal in the appropriate space provided therefor, with the signature guaranteed if required, and complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

VOLUNTARY CORPORATE ACTION COY: COHC

DESCRIPTION OF COCA-COLA HELLENIC ADSs TENDERED
Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Coca-Cola Hellenic ADR(s))*	Coca-Cola Hellenic ADSs Tendered (Attach additional signed list if necessary)
	Coca-Cola Hellenic ADR Number(s)**	Total Number of Coca-Cola Hellenic ADSs Represented by Coca- Cola Hellenic ADR(s)**	Total Number of Coca-Cola Hellenic ADSs Represented by Book-Entry (Electronic Form) Tendered ***	Number of Coca- Cola Hellenic ADSs Tendered****

Total Coca-Cola Hellenic ADSs:

*

For Coca-Cola Hellenic ADS holders who hold their Coca-Cola Hellenic ADSs in book-entry form (i) in the Direct Registration System (“DRS”) of Citibank, N.A., as depositary with respect to the Coca-Cola Hellenic ADSs (the “Coca-Cola Hellenic Depositary”) or (ii) on the books and records of the Coca-Cola Hellenic Depositary as a result of their participation in the International Direct Investment Plan in respect of Coca-Cola Hellenic ADSs maintained by Citibank, N.A. (the “IDI Plan”), the name of the Registered Holder must be exactly as it appears on the books and records of the Coca-Cola Hellenic Depositary.

**	Complete only if Coca-Cola Hellenic ADSs are held in certificated form. Need not be completed if transfer is to be made with respect to Coca-Cola Hellenic ADSs held in book-entry form in DRS.
***

Only include Coca-Cola Hellenic ADSs that are held in book-entry form in DRS or on the books and records of the Coca-Cola Hellenic Depositary as a result of investment through the IDI Plan.  Do NOT include any Coca-Cola Hellenic ADSs to be transferred by means of the DTC book-entry system.

****	Unless otherwise indicated, it will be assumed that all Coca-Cola Hellenic ADSs described above are being tendered. See Instruction 4.

VOLUNTARY CORPORATE ACTION COY: COHC

Holders of Coca-Cola Hellenic ADSs who hold their Coca-Cola Hellenic ADSs directly in the form of American depositary receipts (“Coca-Cola Hellenic ADRs”) or in book-entry form on the books of the Coca-Cola Hellenic Depositary should use this Letter of Transmittal to tender their Coca-Cola Hellenic ADSs into the U.S. offer through the ADS Exchange Agent pursuant to the offer to exchange/prospectus.

Holders of Coca-Cola Hellenic ADSs who hold their Coca-Cola Hellenic ADSs indirectly through a broker, dealer, commercial bank, trust company or other nominee should request that such broker, dealer, commercial bank, trust company or other nominee deliver such holder’s Coca-Cola Hellenic ADSs to the ADS Exchange Agent (i) if such Coca-Cola Hellenic ADSs are evidenced by Coca-Cola Hellenic ADRs registered in your name, in the form of the Coca-Cola Hellenic ADRs, together with this Letter of Transmittal duly executed and properly completed or (ii) if such Coca-Cola Hellenic ADSs are held in book-entry form by your broker, dealer, commercial bank, trust company or other nominee, by book-entry transfer to an account maintained by the ADS exchange agent at The Depository Trust Company (“DTC”) (in each case, as these procedures are described in the section of the offer to exchange/prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of Coca-Cola Hellenic ADSs”).

This Letter of Transmittal is not required to be submitted if the book-entry transfer includes the transmission of an agent’s message (as described in the section of the offer to exchange/prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of Coca-Cola Hellenic ADSs”), but even in this situation, the instructions to this Letter of Transmittal describe additional documents which tendering holders of Coca-Cola Hellenic ADSs may be required to provide. By instructing your broker, dealer, commercial bank, trust company or other nominee to submit or request DTC to submit an agent’s message from DTC to the ADS Exchange Agent, you will be deemed to have confirmed that you have received, and agreed to be bound by the terms of, this Letter of Transmittal and that Coca-Cola HBC AG may enforce such agreement against you. References herein to the undersigned shall also include brokers, dealers, commercial banks, trust companies and other nominees, and the customers for whom they may act, that utilize the ATOP system at DTC.

☐                    CHECK HERE IF COCA-COLA HELLENIC ADRs HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 10.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if (i) Coca-Cola HBC ADSs are to be issued to persons other than to the record holder(s) identified above and/or (ii) Coca-Cola Hellenic ADSs not tendered or accepted for exchange are to be issued and delivered to persons other than the record holder(s) identified above.

Issue and/or Mail to:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if (i) statements in respect of the Coca-Cola HBC ADSs to be issued in exchange for the Coca-Cola Hellenic ADSs tendered and accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that above and/or (ii) statements in respect of Coca-Cola Hellenic ADSs not tendered or not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Name	Deliver to:
(Please Print)
Name
Address	(Please Print)

Address

(Include Zip Code)

(Include Zip Code)
(Tax Identification or Social Security Number)

(Tax Identification or Social Security Number)

VOLUNTARY CORPORATE ACTION COY: COHC

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to Coca-Cola HBC AG, a stock corporation (Aktiengesellschaft/société anonyme) organized under the laws of Switzerland (“Coca-Cola HBC”), the above-described American Depositary Shares (each, a “Coca-Cola Hellenic ADS”) of Coca-Cola Hellenic Bottling Company S.A. (“Coca-Cola Hellenic”), each Coca-Cola Hellenic ADS representing one ordinary share of Coca-Cola Hellenic (each, a “Coca-Cola Hellenic Share”), in exchange for one Coca-Cola HBC American Depositary Share (each, a “Coca-Cola HBC ADS”), each Coca-Cola HBC ADS representing one ordinary share of Coca-Cola HBC (each, a “Coca-Cola HBC Share”), for each Coca-Cola Hellenic ADS surrendered, upon the terms and subject to the conditions of the offer set forth in the Offer to Exchange / Prospectus, dated                                  , 2012 (as amended or supplemented, the “U.S. Offer Prospectus”) as filed with the U.S. Securities and Exchange Commission as part of a registration statement on Form F-4, file number 333-184685, and this related Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “U.S. Offer”).  Receipt of the U.S. Offer Prospectus is hereby acknowledged.

The Coca-Cola HBC ADSs are to be issued pursuant to a deposit agreement by and among Coca-Cola HBC and Citibank, N.A., as depositary with respect to the Coca-Cola HBC ADSs (the “Coca-Cola HBC Depositary”), and all holders and beneficial owners of Coca-Cola HBC ADSs issued thereunder from time to time, to be filed as an exhibit to the Registration Statement on Form F-6 with the U.S. Securities and Exchange Commission in respect of the Coca-Cola HBC ADSs.

Upon the terms and subject to the conditions of the U.S. Offer (and if the U.S. Offer is extended, amended or earlier terminated, the terms of any such extension, amendment or termination), subject to, and effective upon, acceptance for exchange of the Coca-Cola Hellenic ADSs tendered hereby in accordance with the terms of the U.S. Offer, the undersigned hereby (1) sells, assigns and transfers to, or upon the order of, Coca-Cola HBC all right, title and interest in and to all the Coca-Cola Hellenic ADSs that are being tendered herewith (and any and all dividends, distributions, rights, other shares of Coca-Cola Hellenic ADSs or other securities issued or issuable in respect thereof with a record date after the date on which the Coca-Cola Hellenic ADSs are accepted for exchange in the U.S. Offer (collectively, “Distributions”)); (2) orders the registration of any Coca-Cola Hellenic ADSs tendered by book-entry transfer that are accepted under the exchange offer to or upon the order of Coca-Cola HBC; and (3) irrevocably constitutes and appoints Citibank, N.A., as the ADS exchange agent (the “ADS Exchange Agent”), as the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Coca-Cola Hellenic ADSs (and any and all Distributions), to perform the following functions on the undersigned’s behalf and for the undersigned’s account:

(a)                   deliver American depositary receipts representing such Coca-Cola Hellenic ADSs (and any and all Distributions), or transfer ownership of such Coca-Cola Hellenic ADSs (and any and all Distributions) on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Coca-Cola HBC;

(b)                   present such Coca-Cola Hellenic ADSs (and any and all Distributions) for transfer on the books of Coca-Cola Hellenic;

(c)                    receive all benefits and otherwise exercise all rights of beneficial ownership of such Coca-Cola Hellenic ADSs (and any and all Distributions); and

(d)                   direct the Coca-Cola Hellenic Depositary, or a custodian or other agent acting on its behalf, to tender the Coca-Cola Hellenic Shares represented by such Coca-Cola Hellenic ADSs to National Bank of Greece, as share exchange agent for the U.S. Offer (the “Share Exchange Agent”).

In addition, upon the terms and subject to the conditions of the U.S. Offer (and if the U.S. Offer is extended, amended or earlier terminated, the terms of any such extension, amendment or termination), subject to, and effective upon, acceptance for exchange of the Coca-Cola Hellenic ADSs tendered hereby in accordance with the terms of the U.S. Offer, the undersigned irrevocably constitutes and appoints the Share Exchange Agent, as the true and lawful agent and attorney-in-fact of the undersigned,

VOLUNTARY CORPORATE ACTION COY: COHC

with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to the Coca-Cola Hellenic Shares represented by such Coca-Cola Hellenic ADSs (and any and all Distributions), to perform the following functions on the undersigned’s behalf and for the undersigned’s account:

(a)                   enter into and execute a transfer agreement for the off-exchange transfer to Coca-Cola HBC of the Coca-Cola Hellenic Shares represented by the Coca-Cola Hellenic ADSs accepted for exchange in the U.S. Offer;

(b)                   enter into and execute a subscription form and a contribution-in-kind agreement with Coca-Cola HBC pursuant to which Coca-Cola HBC will issue to the Share Exchange Agent in its name but for the account of the undersigned one Coca-Cola HBC Share in exchange of each Coca-Cola Hellenic ADS accepted for exchange in the U.S. Offer;

(c)                    deposit the Coca-Cola HBC Shares issued in respect of the Coca-Cola Hellenic ADSs accepted for exchange in the U.S. Offer with the custodian for the Coca-Cola HBC Depositary;

(d)                   instruct the Coca-Cola HBC Depositary to issue Coca-Cola HBC ADSs representing such deposited Coca-Cola HBC Shares; and

(e)                    deliver such Coca-Cola HBC ADSs in accordance with the instructions contained herein.

Upon such acceptance for exchange, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Coca-Cola Hellenic ADSs (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such Coca-Cola Hellenic ADSs (and any and all Distributions).

The undersigned hereby represents and warrants to Coca-Cola HBC and each of the ADS Exchange Agent and the Share Exchange Agent that the undersigned has full power and authority to accept the U.S. Offer and to exchange, contribute, assign and transfer the Coca-Cola Hellenic ADSs in respect of which the U.S. Offer is being accepted or deemed to be accepted (and any and all securities or rights issued or issuable in respect thereof) and, when Coca-Cola HBC accepts such Coca-Cola Hellenic ADSs for exchange, Coca-Cola HBC will acquire good title thereto, free and clear of all liens, charges, encumbrances and other third party interests, and together with all rights now or hereinafter attaching thereto, including, without limitation, voting rights and the right to receive all Distributions payable to a holder thereof.

The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Exchange Agent or Coca-Cola HBC to be necessary or desirable to complete the sale, assignment and transfer of the Coca-Cola Hellenic ADSs tendered hereby and all Distributions to Coca-Cola HBC.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the U.S. Offer Prospectus, the tender of the Coca-Cola Hellenic ADSs hereby is irrevocable unless and until the undersigned withdraws the tender of such Coca-Cola Hellenic ADSs from the U.S. Offer.

The undersigned understands that the delivery and surrender of the Coca-Cola Hellenic ADSs is not effective until the ADS Exchange Agent receives the Coca-Cola Hellenic ADSs with this Letter of Transmittal, properly completed and duly executed or an agent’s message, as applicable, together with all accompanying evidences of authority in form satisfactory to Coca-Cola HBC and any other required documents.

Coca-Cola HBC’s acceptance for exchange of Coca-Cola Hellenic ADSs validly tendered according to any of the procedures described in the U.S. Offer Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Coca-Cola HBC upon the terms and subject to the conditions of the U.S. Offer (and if the U.S. Offer is extended, amended or earlier terminated, the terms and conditions of such extension, amendment or termination).  The undersigned recognizes that under certain circumstances set forth in the U.S. Offer Prospectus, Coca-Cola HBC may not be required to accept for exchange any of the Coca-Cola Hellenic ADSs tendered hereby. All questions as to validity, form and eligibility of any tender of Coca-Cola Hellenic ADSs hereby will be determined by Coca-Cola HBC (which may delegate power in whole or in part to the ADS Exchange Agent) and such determination will be final and binding.

VOLUNTARY CORPORATE ACTION COY: COHC

The undersigned understands that the Coca-Cola HBC ADSs will be issued in “uncertificated” form as direct registration securities or on the books and records of the Coca-Cola HBC Depositary if the Coca-Cola Hellenic ADSs exchanged were issued pursuant to the IDI Plan.  If the undersigned wishes to receive Coca-Cola HBC ADSs in certificated form, the undersigned will need, upon receipt of a statement from the ADS Exchange Agent that Coca-Cola HBC ADSs have been issued, to instruct the Coca-Cola HBC Depositary in accordance with the instructions contained in such statement to issue certificates for such Coca-Cola HBC ADSs.

The undersigned acknowledges and understands that there will be no guaranteed delivery process available to tender Coca-Cola Hellenic ADSs.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the Coca-Cola HBC ADSs and/or deliver statements in respect of any certificates for any Coca-Cola Hellenic ADSs not tendered or accepted for exchange in the name(s) of the registered holder(s) appearing above under “Description of Coca-Cola Hellenic ADSs Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the statements in respect of Coca-Cola HBC ADSs and/or mail statements in respect of any Coca-Cola Hellenic ADSs not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Coca-Cola Hellenic ADSs Tendered.” In the event that the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, please issue the Coca-Cola HBC ADSs and/or mail statements in respect of any Coca-Cola Hellenic ADSs not tendered or not accepted for exchange (and any accompanying documents, as appropriate) in the name(s) of, and deliver statements in respect of such Coca-Cola HBC ADSs (and any accompanying documents, as appropriate) to, the person(s) so indicated.  The undersigned recognizes that Coca-Cola HBC has no obligation under the “Special Issuance Instructions” to transfer any Coca-Cola Hellenic ADSs from the name of the registered holder thereof if Coca-Cola HBC does not accept for exchange any of the Coca-Cola Hellenic ADSs so tendered.

VOLUNTARY CORPORATE ACTION COY: COHC

IMPORTANT: COCA-COLA HELLENIC ADS HOLDER(S) MUST SIGN HERE

(See Instructions 1 and 5)

(Also complete the enclosed IRS Form W-9 or W-8, as applicable)

(Signature(s) of Coca-Cola Hellenic ADS holder(s))

Must be signed by registered holder(s) exactly as name(s) appear(s) (i) on Coca-Cola Hellenic ADR(s) for the Coca-Cola Hellenic ADSs, (ii) in the DRS of the Coca-Cola Hellenic Depositary, (iii) on the books and records of the Coca-Cola Hellenic Depositary as a result of investment through the IDI Plan or (iv) on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.

Dated:	,

Name(s)
(Please Print)

Capacity (Full Title)

Address

(Including Zip Code)

Daytime Area Code and Telephone Number

Employer Identification or Social Security Number
(See the enclosed IRS Form W-9)

GUARANTEE OF SIGNATURE(S)
(If required - See Instructions 1 and 5)

Authorized Signature

Name
(Please Print)

Title
(Please Print)

Name of Firm

Address

(Include Zip Code)

Daytime Area Code and Telephone Number

Dated:	,

VOLUNTARY CORPORATE ACTION COY: COHC

INSTRUCTIONS

Forming Part of the Terms and Conditions of the U.S. Offer

To complete the Letter of Transmittal, you must do the following prior to the ADS Tender Deadline:

•                  Fill in the box entitled “Description of Coca-Cola Hellenic ADSs Tendered.”

•                  Sign and date the Letter of Transmittal in the box entitled “Important: All Coca-Cola Hellenic ADS Holder(s) Must Sign Here.”

•                  Fill in and sign the enclosed IRS Form W-9 (in the case of a Coca-Cola Hellenic ADS holder that is a U.S. person) or provide the appropriate duly executed IRS Form W-8 (in the case of a Coca-Cola Hellenic ADS holder that is not a U.S. person).

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•                  If you want the Coca-Cola HBC ADSs or Coca-Cola Hellenic ADSs not tendered or exchanged issued in the name of another person, complete the box entitled “Special Issuance Instructions.”

•                  If you want statements in respect of Coca-Cola HBC ADSs or Coca-Cola Hellenic ADSs not tendered or exchanged delivered to an address other than that appearing under Description of Coca-Cola Hellenic ADSs Tendered, complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Issuance Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1.                                      Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) of Coca-Cola Hellenic ADSs tendered herewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Issuance Instructions” on this Letter of Transmittal or (ii) if the Coca-Cola Hellenic ADSs tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, or other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (such institution, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If a Coca-Cola Hellenic ADR is registered in the name of a person other than the signer of this Letter of Transmittal, or if Coca-Cola HBC ADSs are to be issued, or a statement in respect of Coca-Cola Hellenic ADSs not tendered or not accepted for exchange is to be mailed to a person other than the registered holder of the Coca-Cola Hellenic ADRs surrendered, then the tendered Coca-Cola Hellenic ADR must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the Coca-Cola Hellenic ADR, with the signature(s) on the Coca-Cola Hellenic ADR or stock powers guaranteed by an Eligible Institution. See Instruction 5.

2.                                      Requirements for Tender. This Letter of Transmittal is to be completed by Coca-Cola Hellenic ADS holders if (i) Coca-Cola Hellenic ADRs are to be forwarded herewith or (ii) Coca-Cola Hellenic ADSs to be tendered are held in book-entry form on the books and records of the Coca-Cola Hellenic Depositary either in DRS or as a result of investment through the IDI Plan, in each case, pursuant to the procedures set forth herein and in the U.S. Offer Prospectus. For a Coca-Cola Hellenic ADS holder validly to tender Coca-Cola Hellenic ADSs pursuant to the U.S. Offer, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees and any other required documents, must be received by the ADS Exchange Agent at one of its addresses set forth herein prior to the ADS Tender Deadline and, if not held in book—entry form in DRS or as a result of investment through the IDI Plan, Coca-Cola Hellenic ADRs for tendered Coca-Cola Hellenic ADSs must be received by the ADS Exchange Agent at one of such addresses prior to the ADS Tender Deadline.

VOLUNTARY CORPORATE ACTION COY: COHC

For Coca-Cola Hellenic ADSs to be validly tendered during any subsequent offering period in accordance with Rule 14d-11 under the Exchange Act, the tendering Coca-Cola Hellenic ADS holder must comply with the foregoing procedures except that the required documents and certificates (which may differ from this Letter of Transmittal) must be received during such subsequent offering period.

The signatures on this Letter of Transmittal cover the Coca-Cola Hellenic ADSs tendered hereby.

The method of delivery of the Coca-Cola Hellenic ADSs, this Letter of Transmittal and all other required documents is at the election and risk of the tendering Coca-Cola Hellenic ADS holder. The Coca-Cola Hellenic ADSs will be deemed delivered only when actually received by the ADS Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted. All tendering Coca-Cola Hellenic ADS holders, by executing this Letter of Transmittal, waive any right to receive any notice of acceptance of their Coca-Cola Hellenic ADSs for exchange.

All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Coca-Cola Hellenic ADSs by this Letter of Transmittal will be determined by Coca-Cola HBC (which may delegate power in whole or in part to the ADS Exchange Agent), in its sole discretion. Coca-Cola HBC reserves the absolute right to reject any or all tenders determined by Coca-Cola HBC not to be in proper form or the acceptance of or exchange for which may, in the opinion of Coca-Cola HBC’s counsel, be unlawful. Coca-Cola HBC also reserves the absolute right to waive any defect or irregularity in any tender of Coca-Cola Hellenic ADSs of any particular Coca-Cola Hellenic ADS holder, whether or not similar defects or irregularities are waived in the case of other holders. All questions as to the interpretation of the terms and conditions of the U.S. Offer will be determined by Coca-Cola HBC, in its sole discretion. No tender of Coca-Cola Hellenic ADSs will be deemed to have been validly made until all defects and irregularities with respect to the tender have been cured or waived by Coca-Cola HBC. None of Coca-Cola Hellenic, Coca-Cola HBC or any of their respective affiliates or assigns, the ADS Exchange Agent, the Information Agent or any other person or entity will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

3.                                      Inadequate Space. If the space provided herein under “Description of Coca-Cola Hellenic ADSs Tendered” is inadequate, the number of Coca-Cola Hellenic ADSs tendered and the Coca-Cola Hellenic ADR numbers with respect to such Coca-Cola Hellenic ADSs should be listed on a separate signed schedule attached hereto.

4.                                      Partial Tenders. If fewer than all the Coca-Cola Hellenic ADSs evidenced by any Coca-Cola Hellenic ADR submitted or held in book-entry form on the books and records of the Coca-Cola Hellenic Depositary in DRS or a as a result of investment through the IDI Plan, are to be tendered, fill in the number of Coca-Cola Hellenic ADSs that are to be tendered in the box entitled “Number of Coca-Cola Hellenic ADSs Tendered.” In any such case, new certificate(s) for the remainder of the Coca-Cola Hellenic ADSs that were evidenced by the Coca-Cola Hellenic ADR(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the ADS Tender Deadline or the termination of the U.S. Offer. All Coca-Cola Hellenic ADSs represented by Coca-Cola Hellenic ADRs delivered to the ADS Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.                                      Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Coca-Cola Hellenic ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Coca-Cola Hellenic ADR(s) or on the books and records of the Coca-Cola Hellenic Depositary if held in book-entry form in DRS or as a result of investment through the IDI Plan, without any change whatsoever.

If any of the Coca-Cola Hellenic ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Coca-Cola Hellenic ADSs are registered in different names on several Coca-Cola Hellenic ADRs or in several book-entries, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, as there are different registrations of Coca-Cola Hellenic ADSs.

If this Letter of Transmittal or any Coca-Cola Hellenic ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should

VOLUNTARY CORPORATE ACTION COY: COHC

so indicate when signing, and proper evidence satisfactory to Coca-Cola HBC of the authority of such person to so act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the Coca-Cola Hellenic ADSs listed and transmitted hereby, no endorsements of Coca-Cola Hellenic ADRs or separate stock powers are required unless issuance of Coca-Cola HBC ADSs or certificates for any Coca-Cola Hellenic ADSs not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Coca-Cola Hellenic ADRs or stock powers must be guaranteed by an Eligible Institution.

If the Coca-Cola Hellenic ADRs for Coca-Cola Hellenic ADSs are registered in the name of a person other than the signer of this Letter of Transmittal, or if issuance of Coca-Cola HBC ADSs is to be made or Coca-Cola Hellenic ADRs for Coca-Cola Hellenic ADSs not tendered or not accepted for exchange are to be returned to a person other than the registered holder of the Coca-Cola Hellenic ADRs surrendered, the tendered Coca-Cola Hellenic ADRs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Coca-Cola Hellenic ADR(s).  Signature(s) on any such Coca-Cola Hellenic ADRs or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

6.                                      Special Issuance and Delivery Instructions. If the Coca-Cola Hellenic ADSs accepted for exchange are to be issued in the name of, and/or Coca-Cola Hellenic ADSs for any Coca-Cola Hellenic ADSs not accepted for exchange or not tendered are to be issued in the name of and/or statements in respect of such Coca-Cola Hellenic ADSs returned to, a person other than the signer of this Letter of Transmittal, or if statements in respect of the Coca-Cola HBC ADSs are to be sent, and/or statements in respect of such Coca-Cola Hellenic ADSs are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

7.                                      Important Tax Information; IRS Forms W-9 and W-8. U.S. federal income tax law generally requires that if your Coca-Cola Hellenic ADSs are accepted for exchange, you or your assignee (in either case, the “Payee”) must provide Coca-Cola HBC or its assignee (in either case, the “Payer”) with the Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is the Payee’s social security number. If the Payer is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding in an amount equal to 28% (under current law) on all reportable payments made pursuant to, or after, the exchange. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained by timely filing a claim for refund with the IRS.

To prevent backup withholding, each Payee must, unless an exemption applies, provide to the ADS Exchange Agent such Payee’s correct TIN by completing the IRS Form W-9 enclosed herewith, certifying that (i) the TIN provided is correct, (ii) (a) the Payee is exempt from backup withholding, (b) the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Payee that such Payee is no longer subject to backup withholding and (iii) the Payee is a U.S. person (including a U.S. resident alien).  If a Payee is subject to backup withholding, such Payee must cross out item (2) of the “Certification” box (Part II) on the Form W-9.

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If the Payee does not have a TIN, such Payee should consult the instructions set forth in the enclosed IRS Form W-9 for instructions on applying for a TIN and apply for a TIN. If the Payee does not provide such Payee’s TIN to the Payer by the time of payment, backup withholding will apply.

If the Coca-Cola Hellenic ADSs are held in more than one name or are not in the name of the actual owner, consult the instructions set forth in the enclosed IRS Form W-9 for information on which TIN to report.

Certain Payees (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should check the “Exempt payee” box on the IRS Form W-9. See the instructions set forth in the enclosed IRS Form W-9 for additional instructions. In order for a nonresident alien individual or foreign entity to establish its exemption from backup withholding, such person must submit an appropriate and properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the ADS Exchange Agent or from the IRS at its internet website: www.irs.gov.

FAILURE TO COMPLETE AND RETURN IRS FORM W-9 OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE, MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO, OR AFTER, THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED IRS FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING BACKUP WITHHOLDING.

8.                                      Coca-Cola HBC Depositary Book-Entry Registration of Coca-Cola HBC ADSs.  All Coca-Cola HBC ADSs will be issued to you in uncertificated, book-entry form either in the direct registration system maintained by the Coca-Cola HBC Depositary or on the books and records of the Coca-Cola HBC Depositary if the Coca-Cola Hellenic ADSs exchanged were held as a result of investment through the IDI Plan.  As a holder of Coca-Cola HBC ADSs you will receive periodic statements issued by the Coca-Cola HBC Depositary reflecting the number of Coca-Cola HBC ADSs you own, rather than physical certificates that evidence the Coca-Cola HBC ADSs.  If you wish to receive certificated Coca-Cola HBC ADSs, you will need, upon receipt of the statements reflecting the issuance of Coca-Cola HBC ADSs in your name, to the Coca-Cola HBC Depositary, to issue and mail certificates for your Coca-Cola HBC ADSs in the manner detailed in the statements.

9.                                      Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to Information Agent, the information agent for the U.S. Offer (the “Information Agent”) at the address listed below. Additional copies of the U.S. Offer Prospectus, this Letter of Transmittal, and IRS Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.  An applicable IRS Form W-8 may be obtained from the ADS Exchange Agent or from the IRS at its internet website: www.irs.gov.

10.                               Lost, Destroyed or Stolen Certificates. If any certificate representing Coca-Cola Hellenic ADSs has been lost, destroyed or stolen, the Coca-Cola Hellenic ADS holder should promptly call the Coca-Cola Hellenic Depositary (the “Transfer Agent”), at 1-877-248-4237 (toll free) or 1-781-575-4555 if outside of U.S.A. The Coca-Cola Hellenic ADS holder will then be instructed by the Transfer Agent as to the steps that must be taken to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY CITIBANK, N.A., BEFORE THE ADS TENDER DEADLINE AND COCA-COLA HELLENIC ADRs FOR TENDERED COCA-COLA HELLENIC ADSs MUST BE RECEIVED BY CITIBANK, N.A., BEFORE THE ADS TENDER DEADLINE.

The ADS Exchange Agent for the U.S. Offer is:

CITIBANK, N.A.

By Mail:	By Overnight Courier:
Citibank, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Citibank, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

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Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Requests for additional copies of the U.S. Offer Prospectus and this Letter of Transmittal may be directed to the Information Agent at its telephone number and location listed below, and copies will be furnished promptly at Coca-Cola HBC’s expense. Coca-Cola Hellenic ADS holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the U.S. Offer.

The Information Agent for the U.S. Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect:
1 (212) 269-5550

Coca-Cola Hellenic ADS Holders and All Others Call Toll-Free:

1 (800) 859-8511

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